                                                                    EXHIBIT 10.6


                             COLLATERAL THERAPEUTICS INC.
                        AMENDED AND RESTATED CO-SALE AGREEMENT
                        --------------------------------------


          This Amended and Restated Co-Sale Agreement (this "Agreement") is made as of the 30th day of June, 1997 by and among the individuals listed on SCHEDULE A hereto (collectively, the "Founders"), Jerry C. Benjamin, an individual ("Benjamin"), Collateral Therapeutics, Inc., a California corporation (the "Company"), Schering Berlin Venture Corp., a Delaware corporation ("SBVC"), and the Wellcome Trust, a charitable trust organized under the laws of England ("Wellcome").

          In consideration of the mutual covenants set forth herein, the parties agree as follows:

     1.   DEFINITIONS.

          (a) "Stock" shall mean: (i) with respect to a Founder, shares of the Company's Common Stock now owned or subsequently acquired by such Founder; or
(ii) with respect to SBVC, Wellcome or Benjamin, shares of the Company's Preferred Stock (including Common Stock) now owned or subsequently acquired by SBVC, Wellcome or Benjamin, respectively.

          (b)  "Preferred Stock" shall mean the Company's Preferred Stock.

          (c) "Common Stock" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's Preferred Stock.

          (d)  "Party" shall mean each Founder, SBVC, Wellcome and Benjamin.

          (e) "Selling Party(ies)" shall mean: (i) SBVC, if SBVC attempts to transfer Preferred Stock (including Common Stock acquired upon conversion of Preferred Stock) for value; (ii) Wellcome, if Wellcome attempts to transfer Preferred Stock (including Common Stock acquired upon conversion of Preferred Stock) for value; (iii) Benjamin, if Benjamin attempts to transfer Preferred Stock (including Common Stock acquired upon conversion of Preferred Stock) for value; or (iv) any Founder, if any Founder attempts to transfer Common Stock for value.

          (f) "Co-Selling Party(ies)" shall mean: (i) each of SBVC, Wellcome and Benjamin, if any Founder attempts to transfer Common Stock for value; or
(ii) each Founder, if SBVC, Wellcome or Benjamin attempts to transfer Preferred Stock (including Common Stock acquired upon conversion of Preferred Stock) for value.

     2.   SALES BY A PARTY.

          (a) If a Selling Party proposes to sell or transfer any shares of Stock in one or more related transactions which will result in (i) the transfer during the term of this Agreement


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of an aggregate of 25,000 or more shares of Stock by such Selling Party or (ii)
the transferee of such shares holding more than fifty percent (50%) of the Common Stock, then such Selling Party shall promptly give written notice (the "Notice") to the Company and the Co-Selling Parties at least twenty (20) days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Section 3(a) or 3(b) hereof, the Notice shall state under which subsection the sale or transfer is being made.

          (b) Each Co-Selling Party shall have the right, exercisable upon written notice to such Selling Party within fifteen (15) days after receipt of the Notice, to participate in such sale of Stock on the same terms and conditions. To the extent that any Co-Selling Party exercises such right of participation in accordance with the terms and conditions set forth below (the "Electing Co-Selling Party"), the number of shares of Stock that the Selling Party may sell in the transaction shall be correspondingly reduced.

          (c) Each Electing Co-Selling Party may sell all or any part of that number of shares of Stock (on an as-converted basis) equal to the product obtained by multiplying (i) the aggregate number of shares of Stock (on an as-converted basis) covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Stock (on an as-converted basis) owned by such Electing Co-Selling Party at the time of the sale or transfer and the denominator of which is the total number of shares of Stock (on an as-converted basis) owned by all Parties at the time of the sale or transfer.

          (d) If any Electing Co-Selling Party fails to elect to fully participate in such sale by the Selling Party pursuant to this Section 2, the Selling Party shall give notice of such failure to each other Electing Co-Selling Party who did so elect (the "Participants"). Such notice may be made by telephone if confirmed in writing within two (2) days. The Participants shall have five (5) days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, a Participant's pro rata share shall be the ratio of (i) the number of shares of Stock (on an as-converted basis) held by such Participant to (ii) the total number of shares of Stock (on an as-converted basis) held by the Participants and the Selling Party.

          (e) Each Electing Co-Selling Party shall effect its participation in the sale by promptly delivering to the Selling Party for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the type and number of shares of Stock which such Electing Co-Selling Party elects to sell (with the number of shares of Preferred Stock determined on an as-converted basis).

          (f) (i) If the prospective purchaser had bargained for the delivery of Common Stock and objects to the delivery of Preferred Stock in lieu of Common Stock, an Electing Co-Selling Party who desired to deliver Preferred Stock shall convert such Preferred


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Stock into Common Stock and deliver Common Stock as provided in Section 2(e).
The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

               (ii) If the prospective purchaser had bargained for the delivery of Preferred Stock and objects to the delivery of Common Stock in lieu of Preferred Stock, the Selling Party shall cause the prospective purchaser to accept delivery of Common Stock.

          (g) The stock certificate or certificates that the Electing Co-Selling Party delivers to the Selling Party pursuant to this Section 2 shall be transferred to the prospective purchaser in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Notice, and the Selling Party shall concurrently therewith remit to each Electing Co-Selling Party that portion of the sale proceeds to which each Electing Co-Selling Party is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers refuses to purchase shares or other securities from an Electing Co-Selling Party exercising its rights of co-sale hereunder, the Selling Party shall not sell to such prospective purchaser or purchasers any Stock unless and until, simultaneously with such sale, the Selling Party shall purchase such shares or other securities from each Electing Co-Selling Party.

          (h) The exercise or non-exercise of the rights of any Party to participate in one or more sales of Stock made by another Party shall not adversely affect their rights to participate in subsequent sales of Stock subject to restrictions on participation set forth in Section 2(a).

     3.   EXEMPT TRANSFERS.

          (a) Notwithstanding the foregoing, the co-sale rights of the Parties shall not apply to: (i) any pledge of Stock made pursuant to a bona fide loan transaction that creates a mere security interest; (ii) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or a Party; (iii) any transfer by a Founder to a partnership or its partners; or
(iv) any transfer by a Founder to a partnership or its partners; or (iv) any bona fide gift; PROVIDED that (A) the transferring Party shall inform the other Parties of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the other Parties with a written agreement to be bound by and comply with all provisions of Section 2 hereunder. Such transferred Stock shall remain "Stock" hereunder, and such pledgee, transferee or donee shall be treated as a "Party" for purposes of this Agreement.

          (b) Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Stock: (i) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"); (ii) to the Company; or (iii) if prior to such sale, the Selling Party held less than 1% of the Company's outstanding shares or the Founders collectively held less than 15% of the Company's outstanding shares.

     4.   PROHIBITED TRANSFERS.

          (a) In the event a Selling Party should sell any Stock in contravention of the co-sale rights of any Co-Selling Party under this Agreement (a "Prohibited Transfer"), the Co-Selling Party, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Selling Party shall be bound by the applicable provisions of such option.

          (b) In the event of a Prohibited Transfer, a Co-Selling Party shall have the right to sell to the Selling Party the type and number of shares of Stock equal to the number of shares such Co-Selling Party would have been entitled to transfer to the purchaser pursuant to Section 2(c) had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                 (i) The price per share at which the shares are to be sold to the Selling Party shall be equal to the price per share paid by the purchaser to the Selling Party in the Prohibited Transfer. The Selling Party shall also reimburse the Co-Selling Party for any and all fees and expense, including legal fees and expense, incurred pursuant to the exercise or the attempted exercise of the Co-Selling Party's rights under Section 2.

                 (ii) Within ninety (90) days after the later of the dates on which the Co-Selling Party (A) received notice of the Prohibited Transfer or (B) otherwise become aware of the Prohibited Transfer, the Co-Selling Party shall, if exercising the option created hereby, deliver to the Selling Party the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                (iii) The Selling Party shall, upon receipt of the certificate or certificates for the shares to be sold by the Co-Selling Party, pursuant to this Section 4(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expense, as specified in Section 4(b)(i), in cash or by other means reasonably acceptable to the Co-Selling Party.

                 (iv) Notwithstanding the foregoing, any attempt by a Party to transfer Stock in violation of Section 2 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of each other Party.

     5.   LEGEND.

          (a) Each certificate representing shares of Stock now or hereafter owned by the Parties or issued to any person in connection with a transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

     "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE


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     TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND AMONG GERALD
     BENJAMIN, SCHERING BERLIN VENTURE CORP., THE WELLCOME TRUST, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

          (b) Each Party agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

     6.   MISCELLANEOUS.

          (a) This Agreement shall be governed by and construed under the laws of the State of California.

          (b) Any provision may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to SBVC, Wellcome or Benjamin, by SBVC, Wellcome or Benjamin, respectively, and their respective assignees, and (iii) as to each Founder, such Founder, provided that any Party may waive any of its rights hereunder without obtaining the consent of any other Party. Any amendment or waiver effected in accordance with clauses (i), (ii) and (iii) of this Section shall be binding upon SBVC, Wellcome, Benjamin, and their respective successors and assigns, the Company and the Founder in question.

          (c) This Agreement and the rights and obligations of the parties hereunder shall inure to benefit of, and be binding upon, their respective successors, assigns and legal representatives. The rights of the Parties hereunder are only assignable (i) by each of such Parties to any other Party or
(ii) to an assignee or transferee who acquires at least 100,000 shares of Stock purchased by a Party.

          (d) This Agreement shall terminate upon the earlier of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock at an aggregate offering price of not less than $10,000,000, and (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary.

          (e) Each Party represents and warrants that he, she or it is the sole legal and beneficial owner of the shares of Stock subject to this Agreement and that no other person or entity has any interest (other than a community property interest) in such shares.


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

          (f) All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or five days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the Party to be notified as set forth on the signature page hereof or at such other address as such Party may designate by ten (10) days' advance written notice to the other Parties hereto. Notwithstanding the foregoing, the telephone notice permitted by Section 2(d) shall be effective at the time it is given.

          (g) In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          (h) In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (j) This Agreement constitutes a restatement in its entirety of the Co-Sale Agreement dated May 7, 1996, between and among the Company, the Founders and SBVC. Upon the effectiveness of this Agreement, the May 7, 1996 Co-Sale Agreement shall be terminated and of no further force or effect, and neither the Company nor any other party to such agreement shall have any further rights or obligations under such agreement.






                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]






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     The foregoing agreement is hereby executed as of the date first above written.

                              "COMPANY"

                              COLLATERAL THERAPEUTICS, INC.

                              By: /s/ Jack W. Reich, Ph.D.
                                 --------------------------------------
                              Its: President and C.E.O.

                              Address:  9360 Towne Centre Drive
                                        Suite 110
                                        San Diego, CA 92121


                              "SBVC"

                              SCHERING BERLIN VENTURE CORP.

                              By: /s/ Illegible
                                 --------------------------------------
                              Its: Treasurer

                              Address:
                                      ---------------------------------

                              -----------------------------------------

                              -----------------------------------------

                              "WELLCOME"

                              Subject to ATTACHMENT A hereto, THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

                              By: /s/ Roger Gibbs
                                 --------------------------------------
                                 Sir Roger Gibbs, Chairman

                              Address: 183 Euston Road
                                      ---------------------------------
                                       London NW12BE
                                      ---------------------------------

                              -----------------------------------------
                              Jerry C. Benjamin

                              /s/ Jerry Benjamin
                              -----------------------------------------
                              (Signature)

                              Address: 2 Walnut Drive
                                      ---------------------------------
                                       Kingswood, Surrey KTLO 6QX
                                      ---------------------------------

                        [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                              FOUNDERS:


                              -----------------------------------------
                              Craig Andrews

                              /s/ Craig Andrews
                              -----------------------------------------
                              (Signature)

                              Address: 3543 Garrison St.
                                      ---------------------------------
                                       San Diego, CA 92106
                                      ---------------------------------


                              /s/ Brad Duft
                              -----------------------------------------
                              Brad Duft

                              -----------------------------------------
                              (Signature)

                              Address: 9373 Towne Centre Drive
                                      ---------------------------------
                                       San Diego, CA  92121
                                      ---------------------------------


                              -----------------------------------------
                              Dr. Robert Engler

                              /s/ Robert Engler
                              -----------------------------------------
                              (Signature)

                              Address: 14801 Vista Del Oceano
                                      ---------------------------------
                                       Del Mar, CA  92014
                                      ---------------------------------



                        [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                              /s/ David F. Hale
                              -----------------------------------------
                              David F. Hale

                              -----------------------------------------
                              (Signature)

                              Address:  9360 Towne Centre Drive
                                        San Diego, CA  92121-3030


                              /s/ H. Kirk Hammond
                              -----------------------------------------
                              H. Kirk Hammond

                              -----------------------------------------
                              (Signature)

                              Address:  VAMC-San Diego
                                        3350 La Jolla Village Drive
                                        San Diego, CA 92161



                              -----------------------------------------
                              Jack Reich

                              /s/ Jack W. Reich, Ph.D.
                              -----------------------------------------
                              (Signature)

                              Address:  Collateral Therapeutics
                                        9360 Towne Centre Drive, Suite 110
                                        San Diego, CA  92121






                        [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                              -----------------------------------------
                              Christopher Reinhard

                              /s/ Christopher Reinhard
                              -----------------------------------------
                              (Signature)

                              Address:  Collateral Therapeutics, Inc.
                                        9360 Towne Centre Drive, Suite 110
                                        San Diego, CA  92121



                              -----------------------------------------
                              David E. Robinson

                              /s/ David E. Robinson
                              -----------------------------------------
                              (Signature)

                              Address:  Ligand Pharmaceuticals
                                        9393 Towne Centre Drive, Suite 100
                                        San Diego, CA  92121













                        [SIGNATURE PAGE TO CO-SALE AGREEMENT]

                                      SCHEDULE A

                                       FOUNDERS

NAME
----

Craig Andrews
Brad Duft
Robert Engler (and the Robert L. Engler Separate Property Trust)
David Hale
H. Kirk Hammond
Jack Reich
Christopher Reinhard
David Robinson


























                                     Schedule A-1

                              The Wellcome Trust Limited
                                    as trustee of
                                  the Wellcome Trust

                                     ATTACHMENT A
                                          TO

                            COLLATERAL THERAPEUTICS, INC.

                        AMENDED AND RESTATED CO-SALE AGREEMENT


With respect to its signatory capacity and liability, as trustee of the Trust, the Trustee enters into and delivers this Amended and Restated Co-Sale Agreement (the "Agreement") in its capacity as the trustee for the time being of The Wellcome Trust but not otherwise and it is hereby agreed and declared that notwithstanding anything to the contrary contained or implied in this Agreement or any related agreement:

(a) the obligations incurred by the Trustee under or in consequence of this Agreement or any related agreement shall be enforceable against it or the other trustees of The Wellcome Trust from time to time; and

(b) the liabilities of the Trustee (or such other trustees as are referred to in paragraph (a) above) in respect of such obligations shall be limited to such liabilities as can, and may lawfully and properly, be met out of the assets of The Wellcome Trust for the time being in the hands or under the control of the Trustee or such other trustees.












                                     Attachment A

                                  CONSENT OF SPOUSE

          I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the other Parties by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of, or violate, the Agreement.


                              -----------------------------------
                              (Signature)